UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54677	80-0944970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9530 Padgett Street, Suite 107
San Diego, California 92126
(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 1, 2023, at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of CV Sciences, Inc. (the “Company”), the Company’s stockholders approved the adoption of the Company’s new 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan replaces the Company’s 2013 Equity Incentive Plan. The 2023 Plan was previously approved, subject to stockholder approval, by the Board of Directors of the Company on March 15, 2023.

Additional information regarding the 2023 Plan, including a summary of the material terms of the 2023 Plan, is set forth in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission on April 11, 2023, which information is incorporated herein by reference. Such information and the foregoing description of the 2023 Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Company’s 2023 Equity Incentive Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Additionally, the information contained in the section of Item 5.07 entitled "Proposal 1 - Election of Directors," below, is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 1, 2023, the Company held the 2023 Annual Meeting in a virtual format. At the close of business on April 3, 2023, the record date for the 2023 Annual Meeting, there were 152,104,789 shares of common stock issued and outstanding, which constituted all of the outstanding capital stock of the Company.

At the 2023 Annual Meeting, 76,611,221 of the 152,104,789 outstanding shares of common stock entitled to vote, or approximately 50.4%, were represented by proxy at the meeting, and, therefore, a quorum was present. The proposals voted on at the 2023 Annual Meeting are more fully described in Proxy Statement, which is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the 2023 Annual Meeting were as follows:

Proposal 1 - Election of Directors

The Company's stockholders elected three directors, each to serve until the Company's next Annual Meeting of Stockholders or until his successor is duly elected and qualified, subject to prior death, resignation or removal, as set forth below:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Dr. Jamie Corroon	17,117,863	3,859,102	342,262	55,291,994
Joseph Dowling	13,728,267	7,320,184	270,776	55,291,994
Bill McCorkle	17,033,619	3,983,256	302,352	55,291,994

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified Haskell & White LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
74,668,174	1,189,598	753,449	—

Proposal 3 - Adoption of our 2023 Plan

The Company’s stockholders approved the Company's proposal to adopt its new 2023 Plan, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
11,696,309	8,629,350	993,568	55,291,994

Proposal 4 - Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the Company's named executive officer compensation, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
11,799,157	8,680,135	839,935	55,291,994

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

10.1     CV Sciences, Inc. 2023 Equity Incentive Plan.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2023

CV SCIENCES, INC.

By: /s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer

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